SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 24, 2003

MRV COMMUNICATIONS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION) 20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 91311 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (818) 773-0900

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events.

On April 24, 2003, MRV publicly announced its statements of operations for the three and six months ended June 30, 2003, and its balance sheets at June 30, 2003 and December 31, 2002. These financial statements, which are included herein as part of Item 5 of this Report, follow on pages 3 and 4 of this report.

[Remainder of this page intentionally left blank]

MRV Communications, Inc.

Statements of Operations

(In thousands, except per share data)

	Three Months Ended		Six Months Ended

	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002

Net revenue	$61,958	$61,627	$113,075	$124,045
Cost of goods sold	42,133	40,723	78,647	83,828

Gross profit	19,825	20,904	34,428	40,217
Operating costs and expenses:
Product development and engineering	6,890	14,425	15,626	30,045
Selling, general and administrative	16,695	24,320	28,600	47,859
Amortization of intangibles	3	29	16	57

Total operating costs and expenses	23,588	38,774	44,242	77,961

Operating loss	(3,763)	(17,870)	(9,814)	(37,744)
Other income (expense), net	(5,445)	(76)	(5,404)	(9,954)

Loss before minority interest, provision for taxes and cumulative effect of an accounting change	(9,208)	(17,946)	(15,218)	(47,698)
Minority interest	66	(3)	28	102
Provision for taxes	493	856	921	1,042

Loss before cumulative effect of an accounting change	(9,767)	(18,799)	(16,167)	(48,842)
Cumulative effect of an accounting change	—	—	—	(296,355)

Net loss	$(9,767)	$(18,799)	$(16,167)	$(345,197)

Earnings per share:
Basic and diluted loss per share:
Loss before cumulative effect of an accounting change	$(0.10)	$(0.21)	$(0.16)	$(0.56)
Cumulative effect of an accounting change	$—	$—	$—	$(3.38)
Net loss	$(0.10)	$(0.21)	$(0.16)	$(3.94)
Weighted average number of shares:
Basic and diluted	101,383	90,319	100,163	87,570

MRV Communications, Inc.

Balance Sheets

(In thousands)

	June 30,
	2003	December 31, 2002

	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$86,608	$100,618
Short-term marketable securities	1,646	11,738
Time deposits	2,011	2,789
Accounts receivable, net	54,275	50,965
Inventories	35,934	32,695
Other current assets	6,048	11,283

Total current assets	186,522	210,088
Property and equipment, net	29,984	35,169
Goodwill	30,321	29,740
Intangibles	119	135
Long-term marketable securities	1,543	1,447
Deferred income taxes	3,151	2,637
Investments	3,063	3,063
Other assets	2,978	2,524

	$257,681	$284,803

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and short-term obligations	$3,176	$7,393
Convertible subordinated notes	—	32,418
Accounts payable	45,901	41,308
Accrued liabilities	24,157	31,542
Deferred revenue	3,693	3,950
Other current liabilities	3,248	2,289

Total current liabilities	80,175	118,900
Long-term debt	344	390
Convertible notes	23,000	—
Other long-term liabilities	4,159	3,666
Minority interest	7,237	7,371
Commitments and contingencies
Stockholders’ equity	142,766	154,476

	$257,681	$284,803

Item 9. Regulation FD Disclosure (The information under this Item 9 is being furnished pursuant to Item 12 of Form 8-K.)

On July 24, 2003, registrant made an earnings release announcing registrant’s second quarter 2003 financial results, the text of which is set forth in Exhibit 99.1 attached hereto and is being furnished pursuant to Item 12 of Form 8-K. All information in the press release is presented as of July 24, 2003, and registrant does not assume any obligation to update such information in the future.

On July 24, 2003, as previously announced, registrant held a teleconference and audio web cast to discuss its second quarter 2003 results. The script prepared for use by registrant’s executives at this presentation is furnished herewith as Exhibit 99.2 pursuant to Item 12 of Form 8-K. All information in the script and web cast is presented as of July 24, 2003, and registrant does not assume any obligation to update such information in the future.

The information included in this Item 9, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July  25, 2003

MRV COMMUNICATIONS, INC.

By:	/s/ Noam Lotan Noam Lotan President and Chief Executive Officer